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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 3, 2003


         Nevada           Iceberg Brands Corporation         88-0195105
    (State or other           (Exact name of              (I.R.S. Employer
    jurisdiction of        registrant as specified       Identification No.)
    incorporation or            in its charter)
     organization)

  1288 Alberni Street, Suite 806, Vancouver,                   V6E 4R8
          British Columbia, Canada                           (Zip Code)
 (Address of principal executive offices)


                                 (604) 664-0499
              (Registrant's telephone number, including area code)


                          _Precise Life Sciences Ltd._
         (Former name or former address, if changed since last report)

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                                  Page 1 of 3

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

I. On February 14, 2003, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted, effective March 3, 2003, the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shares entitled to vote on such matters, approved the change of Registrant's name from Precise Life Sciences Ltd to "Iceberg Brands Corporation in accordance with Section
78.385 of the Nevada Revised Statute. On February 18, 2003 the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada changing its name to Iceberg Brands Corporation.

Change of Symbol and CUSIP Number. Commensurate with the name change, Registrant also took the necessary steps to change its symbol and CUSIP Number. Therefore, the Registrant's CUSIP Number has changed from 74018W 10 4 to 45105K 10 4. Effective on the open of business on March 3, 2003, the Registrant's symbol will change from PSLF to "IBGB".

Change in Authorized Common Shares. The Registrant announces that a majority of the shares entitled to vote on such matters, approved an increase in the authorized common shares that the Registrant shall have authority to issue from fifty million shares (50,000,000) shares of capital stock with par value of $0.001 per share to two hundred million (200,000,000) shares of capital stock with par value of $0.001 per share, in accordance with Section 78.307 of the Nevada Revised Statute.

Creation of Two (2) New Classes of Preferred Shares.   The Registrant announces
that a majority of the shares entitled to vote on such matters, approved the creation of:

  1. A new class of convertible preferred Class A voting capital stock.   The
     aggregate number of preferred Class A voting shares that the Registrant shall have authority to issue is five million (5,000,000) shares with a par value of $0.001 per share, in accordance with Section 78.307 of the Nevada Revised Statute.

  2. A new class of convertible preferred Class B non-voting capital stock. The aggregate number of preferred Class B non-voting shares that the Registrant shall have authority to issue is five million (5,000,000) shares with a par value of $0.001 per share, in accordance with Section 78.307 of the Nevada Revised Statute.

II. Effective March 3, 2003, the Registrant reports the following new addresses for its corporate and administration offices:

      Corporate Office:
      999 3rd Avenue
      Suite 3800
      Seattle, Washington
      98104-4023

      Administration Office:
      1288 Alberni Street
      Suite 806
      Vancouver, B.C.
      V6E 4N5


ITEM 7.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description
-----------        -----------
None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                             Iceberg Brands Corporation

                                     By: /s/ Robert Waters
DATED:  March 6, 2003                        ------------------------
                                             Robert Waters, President

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